The Prudential
Variable Contract

Real Property
Partnership




[PHOTO]
The Westpark Building

Annual Report to
Contract Owners

December 31, 1998



                                        [LOGO]  Prudential
                                                The Prudential Insurance
                                                Company of America
IFS-1999-0330-A039910                           751 Broad Street
                                                Newark, NJ 07102-3777

-------------------------------------------------------------------------------

This Report may be used with the public only when preceded or accompanied by current prospectuses for The Real Property Account, the applicable variable life or variable annuity product, and the current Performance Data Update for the applicable product. The Performance Data Update shows historical investment performance after the deduction of investment management fees, investment-related expenses and the product's Mortality and Expense Risk Charge. For the variable life insurance products, additional contract charges include the cost of insurance, administrative, sales and any applicable withdrawal or surrender charges. These charges will reduce the rates of return shown on the Performance Data Update. For the variable annuity products, the Performance Data Update provides returns that are net of all contract charges, including applicable surrender or withdrawal charges. The prospectuses contain more information concerning charges and expenses, including hypothetical performance illustrations that show the effects of performance on various assumptions, and should be read carefully before you invest or send money.

Variable life and variable annuity products are offered by Pruco Securities Corp., a subsidiary of The Prudential Insurance Company of America. Both are located at 751 Broad Street, Newark, NJ 07102-3777.

-------------------------------------------------------------------------------

                               Table of Contents

          NOTE: ** The inside back cover provides important toll-free telephone numbers for customer service.

                                                                                               Page
Letter to Contract Owners
    Summarizes the results of The Prudential Variable Contract Real Property Partnership....... 2

Financial Statements of The Prudential Variable Contract Real Property Partnership..............5

Schedule of Investments

    Lists the holdings of The Prudential Variable Contract Real Property Partnership........... 9

Notes to Financial Statements of The Prudential Variable Contract Real Property Partnership....12

Report of Independent Accountants..............................................................16

Board of Directors.............................................................................17

Year Ended December 31, 1998

Letter To Contract Owner


Dear Contract Owner:

This Annual Report for the Prudential Variable Contract Real Property Partnership (The Partnership) presents a summary of the activities and results of the Partnership in 1998.

The Partnership generated a total return, after fees, of 9.40% in 1998. This return was comprised of a 7.20% income return and a 2.20% appreciation return.

The Partnership completed two sales in 1998, harvesting approximately $2.7 million in gains over the prior year property values. These sales increased the Partnership's cash position and contributed to the appreciation return. The strong income return generated by the properties was impacted by vacancy within the industrial portfolio, a factor we hope to minimize in 1999.

During 1998, the overall real estate market performed exceptionally well. On a comparative basis, the National Council of Real Estate Investment Fiduciaries (NCREIF) Property Index (the Index) returned 16.14% before management fees. The Index is a widely used index of commercial real estate performance within the United States. For 1998, the Partnership's appreciation return of 2.20% lagged the Index's appreciation return of 6.93% due to declines in the value of the Partnership's REIT and retail investments. The Partnership's income return of 7.20% (after fees) also lagged the Index's income return of 8.76% (before fees). In addition to the effect of the management fee, this difference can be attributed to the cash balances held by the Partnership and the lower income return generated by the REIT holdings. Over the long term, the Partnership's total return (after fees) has outperformed the total return (before fees) reported by the Index for the 10-year period through year-end 1998.

The demand and supply fundamentals of real estate continue to favor the investor, a trend we expect to continue in 1999. Property income growth is expected to slow to more closely reflect the rate of inflation. The residential and REIT markets are expected to yield the most opportunity in 1999 as strong residential demand and low year-end 1998 REIT prices may give rise to better returns. During 1999, performance of office industrial and retail properties will be influenced more by local factors than national trends.

We appreciate your investment in the Prudential Variable Contract Real Property Partnership. The Partnership seeks to provide the highest-quality real estate investment option consistent with its objectives. We encourage you to consult with your Pruco Securities Registered Representative who can assist you in providing for your financial security.



Sincerely,

/s/ Terry McHugh

Terry McHugh
Vice President
The Prudential Insurance Company of America

-------------------------------------------------------------------------------

Important Note

Investing in commercial real estate is a type of sector investment. Sector investing carries higher risks than investments in a broadly diversified portfolio.

The rates of return quoted on the following pages reflect deduction of investment management fees and investment-related expenses but not product charges. They reflect the reinvestment of any income and capital gain distributions. They are not an estimate or a guarantee of future performance. Contract unit values increase or decrease based on the performance of the Account. Changes in contract values depend not only on the investment performance of the Account, but also on the insurance and administrative charges, applicable sales charges, and the Mortality and Expense Risk Charge applicable under the contract. These contract charges significantly reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

Your Prudential Representative/ Pruco Securities Registered Representative can provide you with actual rates of return for your type of variable life insurance or annuity contract, and can show you a personalized illustration of how insurance charges affect the returns you experience.

-------------------------------------------------------------------------------

Real Property Partnership


The portfolio produced a solid income return of 7.20% after fees in 1998. The Partnership completed the sale of two properties valued at over $38 million. These transactions were instrumental in the Partnership's 9.40% total return after fees, but did inflate the Partnership's cash position at year end.

The Partnership sold a 196-unit apartment complex located in Farmington Hills, MI. The sale of this asset allowed the Partnership to sell an older project while taking advantage of favorable pricing. This sale achieved an approximate gain of $1.7 million over the prior year's value.

The Partnership also sold a 531,669 square foot industrial complex in Pomona, CA. The Partnership acquired the land under this complex last year under a favorable purchase option contained in a ground lease. Both the land and the building were sold for approximately $21.6 million, an approximate gain of $1 million over the prior year's value.

In 1999, the Partnership will investigate the sale of King's Market, the largest single asset in the portfolio. Should this sale come to completion, retail acquisitions will become a priority with a special focus on well-located strip centers.


As of December 31, 1998, the Partnership's net assets consisted of:

                                               Cash/Marketable
                                               Securities/Other     31.8%

                                               Office Buildings     29.6%
        [PIE CHART APPEARS HERE]
                                               Industrial           13.6%

                                               Residential          13.3%

                                               Retail               11.7%

Source: Prudential.


-------------------------------------------------------------------------------

Average Annual Returns Through December 31, 1998

                                 One      Three     Five       Ten      Since
                                 Year     Years     Years     Years   Inception
-------------------------------------------------------------------------------
 Real Property Partnership/1/    9.40%     8.76%     8.70%    6.02%     5.91%
-------------------------------------------------------------------------------
 NCREIF Index/2/                16.14%    13.43%    10.79%    5.36%      N/A

Real Property Partnership Inception date: 11/26/86.


/1/ Past performance is not predictive of future results. Partnership performance does not reflect Separate Account expenses or other product charges. Contract values when redeemed, may be worth more or less than their original cost.

/2/ The National Council of Real Estate Investment Fiduciaries (NCREIF) Property Index is comprised of the NCREIF Classic Index (unleveraged) and the NCREIF Leverage Property Database. All properties have been acquired on behalf of tax exempt institutions and held in a fiduciary environment. The universe includes:
Wholly owned and joint venture investments, existing properties only (i.e. no development projects), and only investment-grade (non agricultural) income producing properties (apartments, hotels, office, retail, office showroom/research and development, and warehouses.) Each property's return is weighted by its market value and income and capital changes are also calculated. Properties that are sold are removed from the Index in the quarter the sale takes place. Each property's market value is determined by real estate appraisal methodology, consistently applied.


      Q&A
[PHOTO]

Portfolio Manager
Terry McHugh
-------------------------------------------------------------------------------

Q. How can a real estate portfolio diversify its holdings?

A. In general, diversification of a portfolio is desirable to limit or reduce some elements of risk and volatility of returns. Diversification by property type is one method commonly used by real estate investors. Different property types have unique characteristics as to the source and nature of the revenues generated. Tenants in office and industrial buildings generally are businesses occupying space under multi-year leases, while apartment tenants are individuals with leases of a year or less. Retailers depend on consumer sales to generate funds to make lease payments. Holding properties located in different cities may also provide diversification by limiting exposure to an economic event or cycle affecting one particular region of the country.

Q. How does the Partnership diversify its real estate portfolio?

A.The Partnerships real estate portfolio is diversified in several different ways. All four major property types (office, industrial, retail, apartments) are represented in the portfolio. The 12 properties currently held are located in eight different U.S. cities. The portfolio also considers single asset exposure (the size of an individual asset versus the entire portfolio) in developing acquisition and sale strategies.

          THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY PARTNERSHIP

                     STATEMENTS OF ASSETS AND LIABILITIES

                                                                                December 31, 1998         December 31, 1997
                                                                             ------------------------   -----------------------
ASSETS
REAL ESTATE INVESTMENTS - At estimated market value:
  Real estate and improvements
   (cost:  12/31/98 -- $170,045,055; 12/31/97 -- $201,670,248)                         $ 155,374,462             $ 181,317,624
  Real estate investment trust (cost:  12/31/98 -- $10,000,005;
   12/31/97 -- $10,000,005)                                                               11,554,649                12,523,805
                                                                             ------------------------   -----------------------

         Total real estate investments                                                   166,929,111               193,841,429

MARKETABLE SECURITIES - At estimated market value
   (cost: 12/31/98 -- $14,967,236; 12/31/97 -- $13,971,421)                               14,950,525                13,929,296

CASH AND CASH EQUIVALENTS                                                                 58,578,848                12,880,560

DIVIDEND RECEIVABLE                                                                          167,275                   146,999

OTHER ASSETS (net of allowance for uncollectible
  accounts:  12/31/98 -- $66,000; 12/31/97 -- $68,000)                                     3,623,513                 1,946,851
                                                                             ------------------------   -----------------------

         Total assets                                                                  $ 244,249,272             $ 222,745,135
                                                                             ========================   =======================

LIABILITIES AND PARTNERS' EQUITY

ACCOUNTS PAYABLE AND ACCRUED EXPENSES                                                    $ 1,985,400               $ 1,842,027

DUE TO AFFILIATES                                                                          1,598,535                   832,922

OTHER LIABILITIES                                                                            504,940                   538,413
                                                                             ------------------------   -----------------------

         Total liabilities                                                                 4,088,875                 3,213,362

COMMITMENTS

PARTNERS' EQUITY                                                                         240,160,397               219,531,773
                                                                             ------------------------   -----------------------

TOTAL LIABILITIES AND PARTNERS' EQUITY                                                 $ 244,249,272             $ 222,745,135
                                                                             ========================   =======================

NUMBER OF SHARES OUTSTANDING AT END OF PERIOD                                             11,848,275                11,848,275
                                                                             ========================   =======================

SHARE VALUE AT END OF PERIOD                                                                 $ 20.27                   $ 18.53
                                                                             ========================   =======================

The accompanying notes are an integral part of these financial statements

          THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY PARTNERSHIP

                           STATEMENTS OF OPERATIONS

                                                                                 Year Ended December 31,
                                                          --------------------------------------------------------------------
                                                                  1998                   1997                    1996
                                                          ---------------------  ---------------------   ---------------------
INVESTMENT INCOME:
 Revenue from real estate and improvements                        $ 24,572,642           $ 21,582,968            $ 22,799,694
 Income from interest in properties                                     33,462                435,296                 606,558
 Dividend income from real estate investment trust                     669,100                158,184                       0
 Interest on short-term investments                                  1,888,348              2,305,364               2,134,386
                                                          ---------------------  ---------------------   ---------------------

         Total investment income                                    27,163,552             24,481,812              25,540,638
                                                          ---------------------  ---------------------   ---------------------

EXPENSES:
 Investment management fee                                           2,900,445              2,640,470               2,494,229
 Real estate taxes                                                   2,406,624              2,208,972               2,367,404
 Administrative expense                                              1,951,235              2,326,155               1,865,433
 Operating expense                                                   4,071,735              3,296,350               2,904,620
 Interest expense                                                            0                220,118                 489,434
                                                          ---------------------  ---------------------   ---------------------

         Total investment expenses                                  11,330,039             10,692,065              10,121,120
                                                          ---------------------  ---------------------   ---------------------

NET INVESTMENT INCOME                                               15,833,513             13,789,747              15,419,518
                                                          ---------------------  ---------------------   ---------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Net proceeds from real estate investments sold                      37,443,762              6,297,422              20,497,789
 Less:  Cost of real estate investments sold                        37,361,533              6,274,539              26,610,932
        Realization of prior years' unrealized
        gain on real estate investments sold                        (2,969,150)              (283,157)             (4,539,996)
                                                          ---------------------  ---------------------   ---------------------
 Net gain (loss) realized on real estate
      investments sold                                               3,051,379                306,040              (1,573,147)
                                                          ---------------------  ---------------------   ---------------------
 Change in unrealized gain (loss) on real estate
      investments                                                    1,743,732              8,179,192              (3,211,436)
                                                          ---------------------  ---------------------   ---------------------
NET REALIZED AND UNREALIZED GAIN
      (LOSS) ON INVESTMENTS                                          4,795,111              8,485,232              (4,784,583)
                                                          ---------------------  ---------------------   ---------------------
NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS                                             $ 20,628,624           $ 22,274,979            $ 10,634,935
                                                          =====================  =====================   =====================

The accompanying notes are an integral part of these financial statements

          THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY PARTNERSHIP

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  Year Ended December 31,
                                                          -------------------------------------------------------------------------
                                                                  1998                     1997                      1996
                                                          ----------------------   ----------------------    ----------------------

NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS:
Net investment income                                              $ 15,833,513             $ 13,789,747              $ 15,419,518
Net gain (loss) realized on real estate investments sold              3,051,379                  306,040                (1,573,147)
Net unrealized gain (loss)  from real estate investments              1,743,732                8,179,192                (3,211,436)
                                                          ----------------------   ----------------------    ----------------------

         Net increase in net assets resulting from
           operations                                                20,628,624               22,274,979                10,634,935
                                                          ----------------------   ----------------------    ----------------------

NET DECREASE IN NET ASSETS RESULTING
      FROM CAPITAL TRANSACTIONS:
Withdrawals by partners
(Shares: 1998 -- 0; 1997 -- 0; 1996 -- 188,409
  shares, respectively)                                                       0                        0                (3,000,000)
                                                          ----------------------   ----------------------    ----------------------

         Net decrease in net assets resulting
           from capital transactions                                          0                        0                (3,000,000)
                                                          ----------------------   ----------------------    ----------------------

NET INCREASE IN NET ASSETS                                           20,628,624               22,274,979                 7,634,935

NET ASSETS -  Beginning of year                                     219,531,773              197,256,794               189,621,859
                                                          ----------------------   ----------------------    ----------------------

NET ASSETS -  End of year                                         $ 240,160,397            $ 219,531,773             $ 197,256,794
                                                          ======================   ======================    ======================

The accompanying notes are an integral part of these financial statements

          THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY PARTNERSHIP

                           STATEMENTS OF CASH FLOWS

                                                                                 Year Ended December 31,
                                                             -------------------------------------------------------------
                                                                   1998                  1997                   1996
                                                             ----------------   -------------------    -------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations            $ 20,628,624          $ 22,274,979           $ 10,634,935
Adjustments to reconcile net increase in net assets
   resulting from operations to net cash provided by
   operating activities:
     Net realized and unrealized (gain) loss on
        investments                                               (4,795,111)           (8,485,232)             4,784,583
     Bad Debt Expense                                                 28,264                99,929                 14,201
      (Increase) decrease in:
         Dividend receivable                                         (20,276)             (146,999)                     0
         Other assets                                             (1,704,926)               20,136               (337,812)
      (Decrease) increase in:
         Obligation under capital lease                                    0               (72,677)               190,256
         Accounts payable and accrued expenses                       143,373               201,667               (502,254)
         Due to affiliates                                           765,613               113,722                 36,405
         Other liabilities                                           (33,473)               71,404               (197,060)
                                                             ----------------   -------------------    -------------------

  Net cash flows from operating activities                        15,012,088            14,076,929             14,623,254
                                                             ----------------   -------------------    -------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Net proceeds from real estate investments sold                  37,443,762             6,297,422             20,497,789
  Acquisition of real estate property                                      0           (23,417,474)           (10,713,722)
  Acquisition of real estate investment trust                              0           (10,000,005)                     0
  Improvements and additional costs on prior purchases:
    Additions to real estate owned                                (5,736,333)           (1,311,864)              (997,893)
    Additions to real estate partnerships                                  0                     0                      0
  Sale (purchase) of marketable securities, net                   (1,021,229)           10,497,348            (13,894,489)
                                                             ----------------   -------------------    -------------------

  Net cash flows from investing activities                        30,686,200           (17,934,573)            (5,108,315)
                                                             ----------------   -------------------    -------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
 Withdrawals by partners                                                   0                     0             (3,000,000)
 Principal payments on capital lease obligation                            0            (4,000,000)                     0
                                                             ----------------   -------------------    -------------------

  Net cash flows from financing activities                                 0            (4,000,000)            (3,000,000)
                                                             ----------------   -------------------    -------------------

NET CHANGE IN CASH AND CASH
      EQUIVALENTS                                                 45,698,288            (7,857,644)             6,514,939

CASH AND CASH EQUIVALENTS - Beginning of year                     12,880,560            20,738,204             14,223,265
                                                             ----------------   -------------------    -------------------

CASH AND CASH EQUIVALENTS - End of year                         $ 58,578,848          $ 12,880,560           $ 20,738,204
                                                             ================   ===================    ===================

SUPPLEMENTAL INFORMATION:
  Cash paid during the year for interest                                 $ 0             $ 220,118              $ 376,450
                                                             ================   ===================    ===================

The accompanying notes are an integral part of these financial statements

          THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY PARTNERSHIP

                            SCHEDULE OF INVESTMENTS

                                                             December 31, 1998                 December 31, 1997
                                                     ---------------------------------  --------------------------------
                                                                        Estimated                        Estimated
                                                                         Market                            Market
                                                          Cost            Value           Cost             Value
                                                     -------------------------------------------------------------------
REAL ESTATE AND IMPROVEMENTS (Percent of Net Assets)                            64.7%                             82.6%
Location                    Description
------------------------------------------------------------------------------------------------------------------------
Lisle, IL                   Office Building              $ 21,634,707    $ 14,123,742    $ 17,916,983      $ 10,278,959
Atlanta, GA                 Garden Apartments              15,601,495      15,651,216      15,446,293        15,100,000
Roswell, GA                 Retail Shopping Center         32,272,627      28,649,176      31,858,198        29,547,042
Pomona, CA                  Warehouse                               0               0      23,637,049        19,504,612
Morristown, NJ              Office Building                19,409,490      11,596,138      18,931,914        10,805,918
Bolingbrook, IL             Warehouse                       8,948,028       7,000,000       8,948,028         7,100,000
Farmington Hills, MI        Garden Apartments                       0               0      13,641,971        14,805,258
Raleigh, NC                 Garden Apartments              15,822,682      16,804,570      15,804,860        16,525,751
Nashville, TN               Office Building                 8,448,026      10,152,399       8,613,828         9,611,329
Oakbrook Terrace, IL        Office Complex                 12,945,366      15,750,000      12,725,366        14,100,000
Beaverton, OR               Office Complex                 10,728,618      11,200,000      10,728,285        10,700,000
Salt Lake City, UT          Industrial Building             5,388,134       5,450,000       5,388,134         5,350,000
Aurora, CO                  Industrial Building             9,304,171       9,497,221       8,540,585         8,400,000
Brentwood, TN               Office Complex                  9,541,711       9,500,000       9,488,754         9,488,755
                                                     ===================================================================
                                                         $170,045,055   $ 155,374,462   $ 201,670,248     $ 181,317,624
                                                     ===================================================================


REAL ESTATE INVESTMENT TRUST (Percent of Net Assets)                             4.8%                              5.7%

------------------------------------------------------------------------------------------------------------------------
Meridian REIT Shares (506,894 shares)                    $ 10,000,005    $ 11,554,649    $ 10,000,005      $ 12,523,805
                                                     ================================  =============== =================


                                                             December 31, 1998                December 31, 1997
                                                     --------------------------------  ---------------------------------
                                                                        Estimated                        Estimated
                                                                         Market                            Market
                                                          Cost            Value           Cost             Value
                                                     -------------------------------------------------------------------
MARKETABLE SECURITIES (Percent of Net Assets)                                    6.2%                              6.3%

Description
------------------------------------------------------------------------------------------------------------------------
Marketable Securities                                    $ 14,967,236    $ 14,950,525    $ 13,971,421      $ 13,929,296
                                                     ===================================================================




CASH AND CASH EQUIVALENTS (Percent of Net Assets)                               24.4%                              5.9%

Description
------------------------------------------------------------------------------------------------------------------------
Commercial Paper and Cash                                $ 58,578,848    $ 58,578,848    $ 12,880,560      $ 12,880,560
                                                     ===================================================================

          THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY PARTNERSHIP

                            SCHEDULE OF INVESTMENTS

                                                                                      December 31, 1998
                                                                --------------------------------------------------------------
                                                                                                             Net Estimated
                                                                  Face Amount               Cost              Market Value
                                                                -----------------    -------------------   -------------------
MARKETABLE SECURITIES (Percent of Net Assets)                                                                            6.2%
General Motors Acceptance Corp., 5.26%, January 26, 1999               $ 830,000              $ 817,556             $ 817,556
American Express Credit Corp., 7.375%, February 1, 1999                  325,000                329,342               325,418
Canadian Imperial Bank of Commerce, 5.55%, February 10, 1999           1,000,000                999,520               999,947
Federal National Mortgage Assoc., 5.33%, February 12, 1999               100,000                 99,703                99,703
Salomon Smith Barney Holdings, Inc., 5.38%, February 16, 1999          1,720,000              1,695,137             1,695,397
General Motors Acceptance Corp., 5.29 %,  February 17, 1999              650,000                641,501               641,501
Chrysler Financial Company LLC, 5.26%, February 22, 1999               2,400,000              2,365,700             2,365,700
International Lease Finance Corp., 7.50% March 1, 1999                   500,000                508,250               501,367
Federal Home Loan Mortgage Corp., 5.505%, March 12, 1999               1,000,000              1,000,856             1,000,630
General Motors Acceptance Corp., 6.04%, March 19, 1999                 1,000,000              1,003,480             1,000,707
Merrill Lynch & Co. Inc., 5.23%, March 19, 1999                        1,790,000              1,758,820             1,758,820
Canadian Wheat Board, 5.14%, April 1, 1999                             2,000,000              1,962,406             1,962,406
International Lease Finance Corp., 6.625%,  April 1, 1999                375,000                377,419               375,721
CIT Group Holdings, Inc., 6.375%, May 21, 1999                           400,000                402,120               400,873
Federal National Mortgage Assoc., 6.07%, July 1, 1999                  1,000,000              1,005,426             1,004,779
                                                                -----------------    -------------------   -------------------

Total Marketable Securities                                         $ 15,090,000           $ 14,967,236          $ 14,950,525
                                                                =================    ===================   ===================

CASH AND CASH EQUIVALENTS (Percent of Net Assets)                                                                       24.4%

Countrywide Home Loans, 5.403%, January 4, 1999                      $ 1,000,000              $ 999,400             $ 999,400
Fortune Brands Inc., 5.05%, January 4, 1999                            3,463,000              3,461,057             3,461,057
Xerox Capital (Europe) PLC,  5.303%, January 4, 1999                   3,483,000              3,480,949             3,480,949
Federal National Mortgage Assoc., 5.77%, January 5, 1999              10,401,000             10,000,000            10,000,000
Ford Motor Credit Co., 5.454%, January 5, 1999                           500,000                499,622               499,622
Pioneer Hi-BRED International, 5.665%, January 7, 1999                 1,000,000                997,332               997,332
Ford Motor Credit Co., 6.11%, January 8, 1999                            167,000                166,717               166,717
Deere & Co., 5.372 %,  January 13, 1999                                2,520,000              2,509,514             2,509,514
E.I. Du Pont De Nemours & Co. Inc., 5.277%, January 13, 1999             648,000                644,598               644,598
Household Finance Corp., 5.356 %, January 13, 1999                       175,000                174,119               174,119
Household Finance Corp., 5.355% , January 15, 1999                     2,343,000              2,331,899             2,331,899
Potomac Electric Power Co., 5.569%, January 15, 1999                   3,122,000              3,110,930             3,110,930
Chrysler Financial Corp., 5.537%, January 25, 1999                     1,164,000              1,158,121             1,158,121
Eastman Kodak Co., 5.232%, January 26, 1999                            2,518,000              2,502,360             2,502,360
Cigna Corp., 5.559%, January 27, 1999                                  1,819,000              1,809,220             1,809,220
Cigna Group Holdings, Inc.  5.334%, January 27, 1999                   1,851,000              1,835,496             1,835,496
Countrywide Home Loan, Inc. 5.506%, January 27, 1999                   1,342,000              1,333,028             1,333,028
Countrywide Home Loan, Inc. 5.587%, January 27, 1999                   1,177,000              1,169,197             1,169,197
General RE Corp., 5.187% , January 29, 1999                              542,000                538,046               538,046
PNC Funding Corp., 5.728%, January 29, 1999                            2,500,000              2,487,729             2,487,729
GTE Funding, Inc.,  5.211%, February 1, 1999                           2,526,000              2,506,048             2,506,048
Norwest Financial, Inc., 5.536%, February 3, 1999                      3,563,000              3,539,593             3,539,593
CIGNA Corp., 5.233%, February 4, 1999                                  1,745,000              1,730,660             1,730,660
General Electric Capital Corp., 5.537%, February 4, 1999               3,563,000              3,539,049             3,539,049
Associates First Capital Corp., 5.241%, February 8, 1999               2,519,000              2,498,988             2,498,988
GTE Funding, Inc., 5.304%, February 11, 1999                           1,000,000                993,413               993,413

                                                                -----------------    -------------------   -------------------

Total Cash Equivalents                                                56,651,000             56,017,085            56,017,085

Cash                                                                   2,561,762              2,561,762             2,561,762
                                                                -----------------    -------------------   -------------------

Total Cash and Cash Equivalents                                     $ 59,212,762           $ 58,578,847          $ 58,578,847
                                                                =================    ===================   ===================

          THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY PARTNERSHIP

                            SCHEDULE OF INVESTMENTS

                                                                                    December 31, 1997
                                                              ---------------------------------------------------------------
                                                                      Face                                  Net Estimated
                                                                     Amount                  Cost           Market Value
                                                              ------------------    -------------------   -------------------
MARKETABLE SECURITIES (Percent of Net Assets)                                                                           6.3%
International Lease Finance Corp., 5.92%, January 15, 1998            $ 500,000              $ 499,083             $ 499,956
Smith Barney Holding Inc., 5.70%, January 28, 1998                    1,304,000              1,285,475             1,285,475
Suntrust Banks, 8.875%, February 1, 1998                              1,500,000              1,517,880             1,503,553
Chase Manhattan Bank, 5.75%, February 10, 1998                        2,000,000              2,000,000             2,000,000
Beneficial Corp., 9.125%, February 15, 1998                             700,000                705,948               702,456
Citicorp, 10.15%, February 15, 1998                                     200,000                207,324               200,969
General Motors Acceptance Corp., 5.9%, February 19, 1998                985,000                994,545               986,218
General Motors Acceptance Corp., 5.9875%, February 23, 1998           1,300,000              1,299,363             1,299,894
American General Finance Corp., 7.25%, March 1, 1998                    500,000                507,880               501,217
Commercial Credit Co., 5.7%, March 1, 1998                              375,000                375,199               375,031
Associates Corp. of North America, 7.3%, March 15, 1998                 400,000                406,635               401,242
International Lease Finance Corp., 5.75%, March 15, 1998                400,000                399,940               399,988
Morgan Guaranty Trust Co., 5.85%, March 16, 1998                        500,000                499,855               499,971
Royal Bank of Canada, 5.91%, June 17, 1998                            2,000,000              1,998,853             1,999,475
FCC National Bank, 5.75281%, July 2, 1998                             1,025,000              1,024,202             1,024,602
General Mills Inc., 5.38%, July 8, 1998                                 250,000                249,238               249,249
                                                              ------------------    -------------------   -------------------

Total Marketable Securities                                        $ 13,939,000           $ 13,971,421          $ 13,929,296
                                                              ==================    ===================   ===================

CASH AND CASH EQUIVALENTS (Percent of Net Assets)                                                                       5.9%

Barnett Bank, Inc., 6.70%, January 2, 1998                          $ 1,235,000            $ 1,234,540           $ 1,234,540
American Greetings Corp., 6.26%, January 5, 1998                      1,250,000              1,247,179             1,247,179
Xerox Capital, 5.85%, January 6, 1998                                 1,000,000                995,775               995,775
Nike Inc., 6.10%, January 8, 1998                                     1,215,000              1,213,353             1,213,353
Paccar Financial Corp., 5.85%, January 9, 1998                        1,000,000                996,100               996,100
Pitney Bowes Credit Corp., 6.00%, January 13, 1998                      750,000                747,375               747,375
Merrill Lynch & Co., Inc. 5.85%, January 15, 1998                     1,000,000                994,313               994,313
Bank of Montreal, 5.90%, January 16, 1998                             1,000,000              1,000,000             1,000,000
Countrywide Home Loan, Inc., 5.85%, January 22, 1998                  1,000,000                993,175               993,175
General Electric Capital Corp., 5.74%, February 9, 1998               1,000,000                990,593               990,593
                                                              ------------------    -----------------------------------------

Total Cash Equivalents                                               10,450,000             10,412,402            10,412,402

Cash                                                                  2,468,158              2,468,158             2,468,158
                                                              ------------------    -------------------   -------------------

Total Cash and Cash Equivalents                                    $ 12,918,158           $ 12,880,560          $ 12,880,560
                                                              ==================    ===================   ===================

                        NOTES TO FINANCIAL STATEMENTS OF
             PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY PARTNERSHIP
                For Years Ended December 31, 1998, 1997 and 1996


Note 1:  Organization

On April 29, 1988, Prudential Variable Contract Real Property Partnership (the "Partnership"), a general partnership organized under New Jersey law, was formed through an agreement among The Prudential Insurance Company of America ("Prudential"), Pruco Life Insurance Company ("Pruco Life"), and Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). The Partnership was established as a means by which assets allocated to the real estate investment option under certain variable life insurance and variable annuity contracts issued by the respective companies could be invested in a commingled pool. The partners in the Partnership are Prudential, Pruco Life and Pruco Life of New Jersey.

The Partnership's policy is to invest at least 65% of its assets in direct ownership interests in income-producing real estate and participating mortgage loans. Although it is the Partnership's policy to adhere to the aforementioned percentage, at December 31, 1998, the Partnership's direct investment in real estate, as described above, temporarily fell to 64.7%. On February 1, 1999, a distribution of cash brought the Partnership back into compliance with the 65% policy by increasing the Partnership's direct investment in real estate to 79.2%. (See Note 6: Subsequent Events). The estimated market value of the Partnership's shares is determined daily, consistent with the Partnership Agreement. On each day during which the New York Stock Exchange is open for business, the net asset value of the Partnership is estimated using the estimated market value of its assets, as described in Notes 2A and 2B, reduced by any liabilities of the Partnership. The periodic adjustments to property values described in Notes 2A and 2B and other adjustments to previous estimates are made on a prospective basis. There can be no assurance that all such adjustments to estimates will be made timely.

Shares of the Partnership are held by Prudential Variable Contract Real Property Account, Pruco Life Variable Contract Real Property Account and Pruco Life of New Jersey Variable Contract Real Property Account (the "Real Property Accounts") and may be purchased and sold at the then current share value of the Partnership's net assets. Share value is calculated by dividing the estimated market value of net assets of the Partnership as determined above by the number of shares outstanding. A contract owner participates in the Partnership through interests in the Real Property Accounts.


Note 2:  Summary Of Significant Accounting Policies

         A: Real Estate Owned and Interest in Properties - The Partnership's investments in real estate owned and interests in properties are initially valued at their purchase price. Real estate investments are reported at their estimated market values based upon appraisal reports prepared by independent real estate appraisers (members of the Appraisal Institute or an equivalent organization), within a reasonable amount of time following acquisition of the real estate and no less frequently than annually thereafter. The Chief Appraiser of Prudential Comptroller's Department Valuation Unit (Valuation Unit) is responsible to assure that the valuation process provides independent and accurate market value estimates. In the interest of maintaining and monitoring the independence and accuracy of the appraisal process, the Comptroller of Prudential has appointed a third party firm to act as the Appraisal Management Firm. The Appraisal Management Firm, among other responsibilities, approves the selection and scheduling of external appraisals; engages all external appraisers; reviews and provides comments on all external appraisals; prepares all quarterly update appraisals; assists in developing policies and procedures and assists in the evaluation of the performance and competency of external appraisers.

                The purpose of an appraisal is to estimate the market value of real estate as of a specific date. Market value has been defined as the most probable price for which the appraised real estate will sell in a competitive market under all conditions requisite to fair sale, with the buyer and seller each acting prudently, knowledgeably, and for self interest, and assuming that neither is under undue duress.

                The estimate of market value generally is a correlation of three approaches, all of which require the exercise of subjective judgment. The three approaches are: (1) current cost of reproducing the real estate less

                        NOTES TO FINANCIAL STATEMENTS OF
             PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY PARTNERSHIP
                For Years Ended December 31, 1998, 1997 and 1996


                deterioration and functional and economic obsolescence; (2) discounting of a series of income streams and reversion at a specified yield or by directly capitalizing a single year income estimate by an appropriate factor; and (3) value indicated by recent sales of comparable properties in the market place. In the reconciliation of these three approaches, the one most heavily relied upon is the one then recognized as the most appropriate by the independent appraiser for the type of real estate in the market.

                As described above, the estimated market value of real estate and real estate related assets is determined through an appraisal process. These estimated market values may vary significantly from the prices at which the real estate investments would sell since market prices of real estate investments can only be determined by negotiation between a willing buyer and seller. Although the estimated market values represent subjective estimates, management believes these estimated market values are reasonable approximations of market prices and the aggregate value of investments in real estate is fairly presented as of December 31, 1998 and 1997.

        B: Investment in Real Estate Investment Trusts (REITs) - Shares of REITs are generally valued at their quoted market price. These values may be adjusted for discounts resulting from restrictions, if any, on the future sale of these shares, such as lockout periods or limitations on the number of shares which may be sold in a given time period. Any such discounts are determined by the Valuation Unit. The Valuation Unit of Prudential applied a 3% discount to the market value of the REIT shares at December 31, 1998. This discount is being applied because of the restriction which limits the number of shares that can be publicly traded during any six month period to 30% of the total shares originally acquired.

        C: Revenue Recognition- Rent from real estate is recognized when billed. Revenue from certain real estate investments is net of all or a portion of related real estate expenses and taxes. Since real estate is stated at estimated market value, net income is not reduced by depreciation and amortization expense. Dividend income is accrued at the ex-dividend date.

        D: Cash and Cash Equivalents - For purposes of the Statement of Cash Flows, all short-term investments with an original maturity of three months or less are considered to be cash equivalents.

                Cash of $114,745 and $128,089 at December 31, 1998 and 1997,
                respectively, was maintained by the properties for tenant security deposits and is included in other assets on the Statements of Assets and Liabilities.

        E: Marketable Securities - Marketable securities are highly liquid investments with maturities of more than three months when purchased and are carried at estimated market value.

        F: Federal Income Taxes - The Partnership is not a taxable entity under the provisions of the Internal Revenue Code. The income and capital gains and losses of the Partnership are attributed, for federal income tax purposes, to the Partners in the Partnership. The Partnership may be subject to state and local taxes in jurisdictions in which it operates.

        G: Management's Use of Estimates in the Financial Statements - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        H: Reclassifications - Certain 1997 amounts in the financial statements have been reclassified to conform with the 1998 presentation.

                        NOTES TO FINANCIAL STATEMENTS OF
             PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY PARTNERSHIP
                For Years Ended December 31, 1998, 1997 and 1996


Note 3:  Leasing Activity

The Partnership leases space to tenants under various operating lease agreements. These agreements, without giving effect to renewal options, have expiration dates ranging from 1999 to 2009. At December 31, 1998, the aggregate future minimum base rental payments under non-cancelable operating leases by year are:

                     Year Ending
                     December 31,                (000's)
                     ------------              ---------
                      1999                     $  11,037
                      2000                         9,907
                      2001                         9,104
                      2002                         7,576
                      2003                         4,573
                      Thereafter                  10,753
                                               ---------
                      Total                    $  52,950
                                               =========


Note 4:  Commitment From Partner

Prudential has committed to fund up to $100 million to enable the Partnership to acquire real estate investments. Contributions to the Partnership under this commitment are utilized for property acquisitions, and returned to Prudential on an ongoing basis from contract owners' net contributions and other available cash. The amount of the commitment is reduced by $10 million for every $100 million in current value net assets of the Partnership. As of December 31, 1998, Prudential's equity interest in the Partnership under this commitment was $51 million. At the present time, Prudential does not intend to make further contributions during the 1999 fiscal year.


Note 5:  Related Party Transactions

Pursuant to an investment management agreement, Prudential charges the Partnership a daily investment management fee at an annual rate of 1.25% of the average daily gross asset valuation of the Partnership. For the years ended December 31, 1998, 1997 and 1996 management fees incurred by the Partnership were $2.9 million; $2.6 million; and $2.5 million, respectively.

The Partnership also reimburses Prudential for certain administrative services rendered by Prudential. The amounts incurred for the years ended December 31, 1998, 1997 and 1996 were $116,128; $115,346; and $116,818, respectively, and are classified as administrative expenses in the Statements of Operations.

The Partnership owned a 50% interest in four warehouse/distribution buildings in Jacksonville, FL (the unit warehouses). The remaining 50% interest was owned by Prudential and one of its subsidiaries. In September 1997, the unit warehouses were sold as part of an industrial package for cash of $12.5 million. The Partnership's share of the proceeds was $6.3 million.


Note 6:  Subsequent Events

On February 1, 1999, $30 million was distributed to the Real Property Accounts.

          THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY PARTNERSHIP
       PER SHARE INVESTMENT INCOME, CAPITAL CHANGES AND SELECTED RATIOS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)



Note 7: Per Share Information (For a share outstanding throughout the year)

                                                            01/01/98         01/01/97       01/01/96      01/01/95      01/01/94
                                                               to               to             to            to            to
                                                            12/31/98         12/31/97       12/31/96      12/31/95      12/31/94
                                                            --------         --------       --------      --------      --------
Revenue from real estate and improvements                   $ 2.0739         $ 1.8216       $ 1.9173      $ 1.6387      $ 1.2754
Income from interest in properties                          $ 0.0028         $ 0.0367       $ 0.0510      $ 0.0527      $ 0.1838
Interest on mortgage loans                                  $ 0.0000         $ 0.0000       $ 0.0000      $ 0.0000      $ 0.0082
Dividend income from real estate investment trusts          $ 0.0565         $ 0.0134       $ 0.0000      $ 0.0000      $ 0.0000
Interest on short-term investments                          $ 0.1594         $ 0.1946       $ 0.1795      $ 0.2199      $ 0.1226
                                                            --------         --------       --------      --------      --------

TOTAL INVESTMENT INCOME                                     $ 2.2926         $ 2.0663       $ 2.1478      $ 1.9113      $ 1.5900
                                                            --------         --------       --------      --------      --------

Investment management fee                                   $ 0.2448         $ 0.2229       $ 0.2097      $ 0.1936      $ 0.1786
Real estate taxes                                           $ 0.2031         $ 0.1864       $ 0.1991      $ 0.1602      $ 0.1399
Administrative expense                                      $ 0.1647         $ 0.1963       $ 0.1569      $ 0.1484      $ 0.1103
Operating expense                                           $ 0.3437         $ 0.2782       $ 0.2442      $ 0.1546      $ 0.1332
Interest expense                                            $ 0.0000         $ 0.0186       $ 0.0412      $ 0.0381      $ 0.0255
                                                            --------         --------       --------      --------      --------
TOTAL INVESTMENT EXPENSES                                   $ 0.9563         $ 0.9024       $ 0.8511      $ 0.6949      $ 0.5875
                                                            --------         --------       --------      --------      --------

NET INVESTMENT INCOME                                       $ 1.3364         $ 1.1639       $ 1.2967      $ 1.2164      $ 1.0025
                                                            --------         --------       --------      --------      --------


Net gain (loss) realized on real estate investments sold    $ 0.2575         $ 0.0258      ($ 0.1323)     $ 0.0000     $ (0.0966)
Change in unrealized gain (loss) on investments sold        $ 0.1472         $ 0.6903      ($ 0.2695)     $ 0.0581      $ 0.2169
                                                            --------         --------      ----------     --------      --------
NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON INVESTMENTS                             $ 0.4047         $ 0.7162      ($ 0.4018)     $ 0.0581      $ 0.1203
                                                            ========         ========      ==========     ========      ========

Net change in share value                                   $ 1.7411         $ 1.8800       $ 0.8949      $ 1.2745      $ 1.1228

Share value at beginning of period                         $ 18.5286        $ 16.6486       $ 15.7537     $14.4792    $  13.3564
                                                           ---------        ---------       ---------     ---------    ---------
Share value at end of period                               $ 20.2697        $ 18.5286       $ 16.6486     $15.7537    $  14.4792
                                                           =========        =========       =========     =========    =========

Ratio of expenses to average net assets                        4.99%            5.16%           5.26%        4.62%         4.27%

Ratio of net investment income to average net assets           6.97%            6.66%           8.01%        8.08%

Number of shares outstanding at
   end of period (000's)                                      11,848           11,848          11,848       12,037        12,241

All calculations are based on average month-end shares outstanding where applicable.

                        Report of Independent Accountants
                        ---------------------------------


To the Partners of Prudential
Variable Contract Real Property Partnership

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations, of changes in net assets and of cash flows and the schedule of investments present fairly, in all material respects, the financial position of Prudential Variable Contract Real Property Partnership at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the management of Prudential Insurance Company of America; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
New York, New York
February 22, 1999

BOARD OF
DIRECTORS                                                The Prudential Insurance Company of America


FRANKLIN E. AGNEW                            JON F. HANSON                                DONALD L. STAHELI
   Business Consultant                          Chairman, Hampshire                          Former Chairman and CEO,
                                                Management Company                           Continental Grain Company

FREDERIC K. BECKER                           GLEN H. HINER, JR.                           RICHARD M. THOMSON
   President,                                   Chairman and CEO,                            Former Chairman and CEO,
   Wilentz Goldman and Spitzer, P.A.            Owens Corning                                The Toronto-Dominion Bank


GILBERT F. CASELLAS                          CONSTANCE J. HORNER                          JAMES A. UNRUH
   Partner,                                     Guest Scholar,                               Former Chairman and CEO,
   McConnell Valdes, LLP                        The Bookings Institutions                    Unisys Corporation

JAMES G. CULLEN                              GAYNOR N. KELLEY                             P. ROY VAGELOS, M.D.
   President and CEO,                           Former Chairman and CEO,                     Former Chairman and CEO,
   Telcom Group,                                The Perkins Elmer Corporation                Merck & Co., Inc.
   Bell Atlantic Corporation

CAROLYNE K. DAVIS                            BURTON G. MALKIEL                            STANLEY C. VAN NESS
   Independent Health Care,                     Professor,                                   Counselor at Law,
   Advisor                                      Princeton University                         Picco Herbert Kennedy

ROGER A. ENRICO                              ARTHUR F. RYAN                               PAUL A. VOLCKER
   Chairman and CEO,                            Chairman, CEO,                               Consultant
   PepsiCo. Inc.                                and President,
                                                Prudential

ALLAN D. GILMOUR                             IDA F. S. SCHMERTZ
   Former Vice Chairman,                        Principal,
   Ford Motor Company                           Investment Strategies
                                                International

WILLIAM H. GRAY                              CHARLES R. SITTER
   President and CEO,                           Former President,
   The College Fund/UNCF                        Exxon Corporation

BOARD OF
DIRECTORS                                                   Pruco Life Insurance Company
                                                            Pruco Life Insurance Company of New Jersey

JAMES J. AVERY, JR.                          IRA J. KLEINMAN                              I. EDWARD PRICE
    Senior Vice President, CFO, and             Chief Marketing and Product                  Senior Vice President and
    Chief Actuary, Prudential                   Development Officer,                         Actuary,
    Individual Insurance Group                  Prudential Individual Insurance Group        Prudential Individual Insurance

WILLIAM M. BETHKE                            ESTHER H. MILNES                             KIYOFUMI SAKAGUCHI
    President,                                  Vice President and Actuary,                  President,
    Prudential Capital Markets Group            Prudential Individual                        Prudential International
                                                Insurance Group                              Insurance Group
                                                President and Director, Pruco Life
                                                and Pruco Life of New Jersey

                                      17

-------------------------------------------------------------------------------

The toll-free numbers shown below can be used to make transfers and real-locations, review how your premiums are being allocated and receive current investment option values in your contract. Unit values for each investment option are available to all Contract Owners from the toll-free numbers. The phone lines are open each business day during the hours shown. Please be sure to have your contract number available when you call.

If you own a variable life insurance contract, please call the following telephone number:

                                   [GRAPHIC]
                                 1-800-778-2255
                                 8 a.m. - 9 p.m.

If you own a variable annuity contract, please call the following telephone number:

                                   [GRAPHIC]
                                 1-888-778-2888
                          8 a.m. - 9 p.m. Eastern Time

-------------------------------------------------------------------------------

Whether providing insurance protection for home, family and business, or arranging to cover future education and retirement expenses, Prudential people have always been able to deliver something more: personal service, quality, attention to detail and the financial strength of The Rock/R/. Since 1875, Prudential has been helping individuals and families meet their financial needs.

To obtain additional copies of this Annual Report:

In the past, Contract Owners who held several variable contracts at the same address received multiple copies of this Annual Report. In an effort to lessen waste and reduce your fund's expenses of postage and printing, we will attempt to mail only one copy of this report, based on our current records for Contract Owners with the same last name and same address. No action on your part is necessary. Upon request, we will furnish you with additional reports. The toll-free numbers listed on the inside back cover of this report should be used to request any additional copies of The Prudential Variable Contract Real Property, Annual Report. Proxy material and tax information will continue to be sent to each account of record.
                                                                 ------------
P.O. Box 197                                                      Bulk Rate
Minneapolis, MN 55440-0197                                       U.S. Postage
                                                                     PAID
Address Service Requested                                         Prudential
                                                                 ------------


RPA-AR 12/98                 Printed in the U.S.A.
                               on recycled paper.